SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          21ST CENTURY HOLDING COMPANY
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                          21ST CENTURY HOLDING COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 2004



To the Shareholders of 21st Century Holding Company:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation, will be held at our principal executive offices at 4161 NW 5th Street, Suite 200, Plantation, Florida 33317, at 11:00 A.M., on June 8, 2004 for the following purposes:

         1.       To elect two directors to serve until 2007;
         2. To authorize the possible issuance of 20% or more of our common stock, $.01 par value (the "Common Stock"), in connection with a July 2003 private placement in which we received net proceeds of approximately $6.9 million from the sale of units consisting of one note with a principal amount of $1,000 and one warrant to purchase one-half of one share of the Company's Common Stock; and,
         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         The Board of Directors has fixed the close of business on April 15, 2004 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

                                            By Order of the Board of Directors,

                                            JAMES A. EPSTEIN, Secretary

Plantation, Florida
May 3, 2004

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          21ST CENTURY HOLDING COMPANY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2004

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 21st Century Holding Company, a Florida corporation, of proxies from the holders of our common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders to be held at 11:00 A.M., on June 8, 2004, at our principal executive offices at 4161 NW 5th Street, Suite 200, Plantation, FL 33317, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 3, 2004. Shareholders should review the information provided herein in conjunction with our Annual Report to Shareholders that accompanies this Proxy Statement. Our principal executive offices are located at 4161 NW 5th Street, Suite 200, Plantation, FL 33317, and our telephone number is (954) 581-9993.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, our shareholders will consider and vote upon the following matters:

1.       To elect two directors to serve until 2007;
2. To authorize the possible issuance of 20% or more of our Common Stock in connection with a July 2003 private placement in which we received net proceeds of approximately $6.9 million from the sale of units consisting of one note with a principal amount of $1,000 and one warrant to purchase one-half of one share of our Common Stock; and,
3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 15, 2004 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,785,554 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Proposal Two, regarding the possible issuance of additional Common Stock as a result of our July 2003 private placement, will require the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy at the Annual Meeting. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and certain other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of our Common Stock by (i) each person who is known by us to beneficially own 5% or more of our outstanding Common Stock,
(ii) each of our executive officers named in the Summary Compensation Table in the section "Executive Compenstation," (iii) each of our directors, and (iv) all directors and executive officers as a group.

                                                                    NUMBER OF
                                                                     SHARES           PERCENT OF
                                                                  BENEFICIALLY           CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                             OWNED (2)        OUTSTANDING
------------------------------------------------------            -------------        ----------
Edward J. Lawson (3)..........................................      1,136,928              30.0%
Michele V. Lawson (4).........................................      1,136,928              30.0
Bruce F. Simberg (5)..........................................        110,500               2.9
Richard A. Widdicombe (6).....................................        108,610               2.9
Carl Dorf (7).................................................         60,800               1.6
Richard W. Wilcox, Jr. (8)....................................         23,000                 *
J. Gordon Jennings, III (9)...................................         14,000                 *
Charles B. Hart, Jr. (10).....................................         10,000                 *
Peter J. Prygelski (11) ......................................            600                 *
All directors and executive officers
 as a group (9 persons) (12)                                                               38.7%

----------------
*  Less than 1%.

(1) Except as otherwise indicated, the address of each person named in the table is c/o 21st Century Holding Company, 4161 NW 5th Street, Suite 200, Plantation, FL 33317.

(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire a beneficial interest in within 60 days from the date of this Proxy Statement.

(3) Represents 511,605 shares of Common Stock held of record by Michele V. Lawson, 16,950 shares held in an account for a minor, 44,216 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson and 13,784 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson.

(4) Represents 550,373 shares of Common Stock held of record by Edward J. Lawson, 16,950 shares held in an account for a minor, 13,784 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson and 44,216 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson.

(5) Includes 19,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Simberg.

(6) Includes 60,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Widdicombe.

(7) Includes 7,000 shares of Common Stock held in a joint account with Mr. Dorf's spouse, 700 shares of Common Stock held in a joint account in the names of Mr. Dorf's spouse and child, 9,500 shares of Common Stock held by Dorf Partners 2001 LP and 4,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Dorf.

(8) Includes 1,000 shares of Common Stock held in Mr. Wilcox's IRA and 10,000 shares of Common Stock issuable upon the exercise of stock options held by Mr.Wilcox.

(9) Includes 14,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Jennings.

(10) Includes 10,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Hart.

(11)     Includes 200 shares of Common Stock held in Mr. Prygelski's IRA.

(12) Includes 175,000 shares of Common Stock issuable upon the exercise of stock options.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         Under our Articles of Incorporation, our Board of Directors is divided into three classes. Each class of directors serves a staggered term. Edward J. Lawson and Richard A. Widdicombe hold office until the 2004 Annual Meeting, and each has been nominated for reelection to the Board, to serve as class III directors until the Annual Meeting to be held in 2007 or until their successors are duly elected and qualified. Carl Dorf and Charles B. Hart, Jr. are class I directors and hold office until the 2005 Annual Meeting. Bruce Simberg, Richard
W. Wilcox, Jr. and Peter J. Prygelski are class II directors and hold office until the 2006 Annual Meeting.

         The accompanying form of proxy when properly executed and returned to us, will be voted FOR the election to our Board of Directors of the two persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. We have no reason to believe that any of the nominees are unable or unwilling to serve if elected. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors, unless a shareholder has withheld authority or voted against the slate proposed in this proxy statement.

NOMINEES

         The following persons were recommended by the Board of Directors and are nominated as directors as follows:

NAME                      AGE     POSITION WITH THE COMPANY
----                      ---     -------------------------

Edward J. Lawson (2)       54     President, Chairman of the Board and Director

Richard A. Widdicombe      45     Chief Executive Officer and Director

         EDWARD J. LAWSON co-founded the Company and has served as our President and Chairman of the Board since the Company's inception in 1991. Mr. Lawson has more than 18 years' experience in the insurance industry, commencing with the founding of the Company's initial agency in 1983.

         RICHARD A. WIDDICOMBE was appointed as our Chief Executive Officer in June 2003. Mr. Widdicombe joined the Company in November 1999 as President of Federated National Insurance Company ("Federated National") and Assurance Managing General Agents, Inc. ("Assurance MGA"). In August 2001 he was appointed as the President of American Vehicle Insurance Company ("American Vehicle"). Mr. Widdicombe holds his adjuster's license and CPCU designation. Mr. Widdicombe is a member of the Florida Department of Financial Services (previously Florida Department of Insurance) Initial Disaster Assessment team. Mr. Widdicombe was appointed to the Board of Directors in August 2001.

-----------------
(1) Member of Compensation Committee.
(2) Member of Investment Committee.
(3) Member of Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

         Set forth below is certain information concerning the directors who are not currently standing for election:

 NAME                                   AGE         POSITION WITH THE COMPANY
 ----                                   ---         -------------------------

Carl Dorf (2) (4)                       63          Director

Charles B. Hart, Jr. (3) (4)            65          Director

Bruce F. Simberg (1) (2) (3)            55          Director

Richard W. Wilcox, Jr. (1) (3) (4)      62          Director

Peter J. Prygelski (3) (4)              35          Director

-------------------
(1) Member of Compensation Committee.
(2) Member of Investment Committee.
(3) Member of Audit Committee.
(4) Member of Nominating Committee.

         CARL DORF is the principal of Dorf Asset Management, LLC, and is responsible for all investment decisions made by that company. From January 1991 to February 2001, Mr. Dorf served as the Fund Manager of ING Pilgrim Bank and Thrift Fund. Prior to his experience at Pilgrim, Mr. Dorf was a principal in Dorf & Associates, an investment management company. Mr. Dorf was appointed to the Board of Directors in August 2001.

         CHARLES B. HART, JR. has over 40 years of experience in the insurance industry. From 1973 to 1999, Mr. Hart served as President of Public Assurance Group and as General Manager of Operations for Bristol West Insurance Services. Since 1999, Mr. Hart currently has acted as an insurance consultant. Mr. Hart was appointed to the Board of Directors in March 2002.

         BRUCE F. SIMBERG has served as a director of the Company since January 1998. Mr. Simberg has been a practicing attorney for the last 23 years, most recently as managing partner of Conroy, Simberg, Ganon, Krevans & Abel, P.A., a law firm in Ft. Lauderdale, Florida, since October 1979. Mr. Simberg was appointed to the Board of Directors in January 1998.

         RICHARD W. WILCOX, JR. has been in the insurance industry for almost 40 years. In 1963, Mr. Wilcox began an insurance agency that eventually developed into a business generating $10 million in annual revenue. In 1991, Mr. Wilcox sold his agency to Hilb, Rogal and Hamilton Company ("HRH") of Fort Lauderdale, for which he retained the position of President through 1998. In 1998, HRH of Fort Lauderdale merged with Poe and Brown of Fort Lauderdale, and Mr. Wilcox served as the Vice President. Mr. Wilcox retired in 1999 and joined the Company's Board of Directors in January 2003.

         PETER J. PRYGELSKI was appointed as a director of the Company in January 2004. Mr. Prygelski is a Certified Internal Auditor with 12 years in the internal audit department of American Express, where he was most recently the Director/Assistant General Auditor of American Express Centurion Bank. As such, Mr. Prygelski managed the company's audit activities and managed a staff of 12 audit professionals and an annual department budget of $2.5 million. His responsibilities included preparing and implementing the company's annual audit plan; supporting the company's audit committee by communicating issues related to planning, audit results, plan status, and integrated audit coverage; managing the relationships with senior management, the external auditors, and regulatory authorities; and addressing risks and control gaps to ensure that the company maintained an adequate control system.

         Edward J. Lawson and Michele V. Lawson are husband and wife. Mrs. Lawson co-founded the Company and is currently the Company's Treasurer. Mrs. Lawson has 18 years of experience in the insurance business. There are no other family relationships among the Company's directors and executive officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and holders of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq National Market ("Nasdaq"). Such persons are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons, we believe that, with respect to the fiscal year ended December 31, 2003, all filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

CORPORATE GOVERNANCE

         We have adopted a Code of Business Conduct for all employees and a Code of Ethics for the Chief Executive Officer, President and senior financial officers including the Chief Financial Officer. Copies of our Code of Business Conduct and Code of Ethics are available on our web site at
www.21stcenturyholding.com.
---------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2003, the Board of Directors held four formal meetings, two special meetings and took actions by written consent on 15 occasions. During 2003, no director attended fewer than 75% of board and committee meetings held during the period such director served on the Board. We do not have a policy with regard to the attendance of directors at the annual meeting. All directors attended last year's annual meeting.

         The Board has determined that the following directors are independent pursuant to NASD Rule 4200 and the Exchange Act: Carl Dorf, Charles B. Hart, Jr., Peter J. Prygelski, and Richard W. Wilcox, Jr.

         The standing committees of the Board of Directors are the Audit Committee, the Nominating Committee and the Investment Committee.

         The Company's Nominating Committee consists of the Board's independent directors: Mr. Dorf, Mr. Hart, Mr. Prygelski, and Mr. Wilcox. A copy of the Nominating Committee's charter is attached as an Appendix to this Proxy Statement.

         All nominees are considered utilizing criteria identified in the Nominating Committee's charter, including knowledge and expertise of insurance or related businesses, finance, marketing, distribution and other relevant criteria. This year's nominees were recommended and approved by the Nominating Committee.

         Shareholders may recommend nominees to the Board by notifying the Secretary, in writing, of the identity of the nominee and enclosing a resume, curriculum vitae or other relevant information describing the nominee's qualifications. The Secretary then forwards these materials to the Nominating Committee, who will consider the candidate at the next meeting scheduled for the purpose of considering nominees to the Board.

         Shareholders may also nominate directors, along with the presentation of other business, at our annual meeting, pursuant to Article II, Section 10 of our Bylaws and SEC regulations. For business to be brought before an annual meeting by a shareholder, notice thereof must be delivered to or mailed and received at our principal executive offices, not less than 120 calendar days before the date of the proxy statement released to shareholders in connection with the previous year's annual meeting. The Bylaws require a shareholder's notice to the Secretary to set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

         With regard to the nomination of directors, such notice shall set forth
(a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock which are beneficially owned by the person, (iv) the consent of each nominee to serve as a director if so elected, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Rule 14a-3 under the Exchange Act; and (b) as to the shareholder giving notice, (i) the name and record address of shareholder, and
(ii) the class and number of shares of capital stock which are beneficially owned by the shareholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

         A shareholder may contact the Board through the Secretary.

         The Audit Committee is currently composed of Charles B. Hart, Jr., Richard W. Wilcox, Jr. and Peter J. Prygelski. Mr. Prygelski is a "financial expert" as that term is defined in the applicable rules and regulations of the Exchange Act. The Audit Committee met on five occasions in 2003.

         Pursuant to a charter adopted in June 2003 and attached as an appendix to this Proxy Statement, the duties and responsibilities of the Audit Committee include, but are not limited to, (a) the appointment of the independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing and financial statement matters, and (e) reporting its recommendations and findings to the full Board of Directors. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

         The Audit Committee has adopted guidelines regarding the engagement of our independent auditor to perform services for us. For audit services (including statutory audit engagements as required under state laws), the independent auditor will provide the Audit Committee with an engagement letter during the fourth quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at either its December or March Audit Committee meeting. The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

         For non-audit services, Company management will submit to the Audit Committee for approval (during December or June of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

         To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next committee meeting.

         The independent auditor must ensure that all audit and non-audit services have been approved by the Audit Committee. The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

         In March 2004, the Board determined that the independent directors, meeting in executive session, would review and approve the compensation of our executive officers and directors. In 2003, we did have a Compensation Committee. The Compensation Committee was composed of Charles B. Hart, Jr., Richard W. Wilcox, Jr. and Bruce Simberg. The Compensation Committee held three formal meetings and acted seven times by written consent. The Compensation Committee reviewed and approved the compensation of the Company's executive officers and administered the Company's 1998 Stock Option Plan, 2001 Franchise Stock Option Plan and 2002 Stock Option Plan.

         The Investment Committee is currently composed of Edward J. Lawson, Bruce Simberg, and Carl Dorf. The Investment Committee manages our investment portfolio. The Investment Committee met informally via teleconference on several occasions in 2003.

REPORT OF THE AUDIT COMMITTEE

         The following report of the Audit Committee is made pursuant to the rules of the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with our management.

         2. The Audit Committee has discussed with De Meo, Young, McGrath ("DeMeo"), independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

         3. The Audit Committee has received the written disclosures and the letter from DeMeo required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with DeMeo their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         /s/ Peter J. Prygelski, Chairman
         /s/ Charles B. Hart, Jr.
         /s/ Richard W. Wilcox, Jr.

                             AUDIT AND NONAUDIT FEES

         For the fiscal year ended December 31, 2003, fees for services provided by DeMeo and McKean, Paul, Chrycy, Fletcher & Co. ("McKean") were as follows:

                                                     DeMeo           McKean
                                                     -----           ------
         Audit Fees(1)                            $ 283,862         $ 76,010

         Audit-Related Fees(2)                    $  15,000         $      0

         Tax Fees(3)                              $   2,140         $      0
                                                  ----------        -----------
         Total                                    $ 301,002         $ 76,010

-----------------

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Audit-related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2003.

(3) Tax fees consisted principally of assistance with tax compliance and reporting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes compensation earned for the years ended December 31, 2003, 2002, and 2001, by our Chief Executive Officer and the three other most highly compensated executive officers whose compensation exceeded $100,000 during 2003 and is required to be reported (the "named executive officers").

                                                                                     LONG-TERM
                                                  ANNUAL COMPENSATION (1)           COMPENSATION
-------------------------------------         --------------------------------  ----------------------------
                                                                                SECURITIES
                                                                                UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR          SALARY($)        BONUS($)     OPTIONS(#)     COMPENSATION($)
---------------------------         ----          ---------        --------     ----------     ---------------
Richard A. Widdicombe               2003          $126,250           0              --                 $--
Chief Executive Officer             2002           122,200           0              --
                                    2001            78,000           0              --

Edward J. Lawson,                   2003          $156,000           0              --                 $--
President and Chairman              2002           156,000           0              --                  --
                                    2001           156,000           0              --                 660 (2)

J. Gordon Jennings, III             2003          $104,000           0              --                 $--
Chief Financial Officer             2002            89,800           0              --                  --
                                    2001            78,000           0              --                  --


 -----------------

(1) Perquisites and other personal benefits totaling less than the applicable reporting threshold have been excluded.

(2) Includes $660 in contributions for Mr. Lawson to the Company's 401(k) plan in 2001.

OPTION GRANTS IN LAST FISCAL YEAR

         No grants of stock options were made during 2003 to any of the named executive officers. We have never granted stock appreciation rights.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information with respect to stock options and/or warrants exercised during calendar year 2003 by the named executive officers and unexercised stock options and/or warrants held as of December 31, 2003 by such executive officers.

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                  SHARES                      UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                UNDERLYING                  OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END
                                 OPTIONS       VALUE        --------------------------  --------------------------------
NAME                            EXERCISED    REALIZED(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE(2)  UNEXERCISABLE(2)
----                            ---------    -----------    -----------   -------------   --------------  ----------------
Richard A. Widdicombe            30,000       $213,600         60,000             --        $643,000               --
Edward J. Lawson                 77,784       $234,891         44,216             --        $470,425               --
J. Gordon Jennings, III              --             --          7,000         23,000         $82,100         $264,400

-----------------

(1) All values are shown pretax and are rounded to the nearest whole dollar.
(2) Based on a fair market value of $22.80 per share at December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

                                 EQUITY COMPENSATION PLAN INFORMATION
                                 ------------------------------------
                                                                                NUMBER OF SECURITIES
                                                                               REMAINING AVAILABLE FOR
                                                                                FUTURE ISSUANCE UNDER
                            NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE        EQUITY COMPENSATION
                            BE ISSUED UPON EXERCISE     EXERCISE PRICE OF         PLANS (EXCLUDING
                            OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,    SECURITIES REFLECTED IN
                              WARRANTS AND RIGHTS      WARRANTS AND RIGHTS           COLUMN (A))

      PLAN CATEGORY                   (A)                      (B)                       (C)
--------------------------    -------------------      -------------------           -----------
Equity compensation plans
approved by security
holders*                            831,694                   $13.49                  1,050,845
Equity compensation plans
not approved by security
holders**                             7,800                   $ 9.00                Not applicable
          TOTAL

* Includes options from the 1998 Stock Option Plan, 2001 Franchise Program Stock Option Plan and the 2002 Stock Option Plan.

** Warrants granted as part of an agreement executed in 1998 relating to our acquisition of insurance agencies. The warrants were granted to the owner, who became an employee of ours upon completion of the acquisition.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Commission, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting the executive officers (including the named executive officers) during the past fiscal year. The report of our Compensation Committee for 2003 is set forth below.

         COMPENSATION PHILOSOPHY

         The three principal components of executive compensation are salary, bonus and stock options. These components are designed to facilitate fulfillment of the Board's compensation objectives, which include (i) attracting and retaining competent management, (ii) recognizing individual initiative and achievement, (iii) rewarding management for short and long term accomplishments, and (iv) aligning management compensation with the achievement of company goals and performance.

         The Compensation Committee endorses the position that equity ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. This alignment is amplified by the extensive holdings by management of Common Stock and stock options. Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable sales and capitalization. Annual salary adjustments are determined by evaluating the competitive marketplace, company performance, the performance of the executive, and the responsibilities assumed by the executive.

         In 2004, our independent directors, in lieu of the Compensation Committee, will review existing management compensation programs on an ongoing basis and will (i) meet with the chief executive officer to consider and set mutually agreeable performance standards and goals for members of senior management, as appropriate, or as otherwise required pursuant to any such officer's employment agreement and (ii) consider and, as appropriate, approve modifications to such programs to ensure a proper fit with the philosophy of the Compensation Committee and the agreed-upon standards and goals. The independent directors have not yet considered or approved the individual or corporate performance goals or standards for the fiscal year ending December 31, 2003 with respect to the management incentive programs.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         The principal factors considered by the Board of Directors in determining fiscal 2003 salary and bonus for Richard A. Widdicombe, the Chief Executive Officer, included an analysis of the compensation of chief executive officers of public companies within our industry and public companies similar in size and capitalization. The Compensation Committee also considered the fiscal 2003 earnings, expectations for the fiscal year ending December 31, 2004 and other performance measures in determining Mr. Widdicombe's compensation, but there was no specific relationship or formula by which such compensation was tied to company performance.

         OTHER EXECUTIVE OFFICERS' COMPENSATION

         Fiscal 2003 base salary and bonuses for our other executive officers were determined by the Compensation Committee. This determination was made after a review and consideration of a number of factors, including each executive's level of responsibility and commitment, level of performance (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of company goals and performance during fiscal 2003, compensation levels at competitive publicly held companies our historical compensation levels. Although company performance was one of the factors considered, the approval of the Compensation Committee was based upon an overall review of the relevant factors, and there was no specific relationship or formula by which compensation was tied to company performance.

         STOCK OPTIONS

         We maintain stock option plans, which are designed to attract and retain directors, executive officers and other employees and to reward them for delivering long-term value to 21st Century and its subsidiaries. In determining the amount and timing of stock option grants, we review the individual's existing share and option holdings, as well as performance-related factors.

         /s/ Richard W. Wilcox, Jr., Chairman
         /s/ Charles B. Hart
         /s/ Peter J. Prygelski


COMPENSATION OF DIRECTORS

         Non-employee directors receive a fee of $500 per meeting of the Board of Directors or committee thereof attended and received annual grants of stock options under the 1998 Stock Option Plan (the "1998 Plan") to purchase 3,000 shares of Common Stock. Directors who are also officers do not receive this compensation. All directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

         In June 2002, directors received six-year options under the 2002 plan to purchase shares of Common Stock. Such options vest over a five-year period commencing June 2003. The quantities of options granted to the directors in June 2002 were as follows: 10,000 each to Messrs. Simberg, Dorf and Hart. In January 2003, Richard W. Wilcox, Jr. was each granted 10,000 six-year options under the 2002 plan. In January 2004, Peter J. Prygelski was granted 10,000 six-year options under the 2002 plan.

INDEMNIFICATION AGREEMENTS

         We have entered into an indemnification agreement with each of our directors and executive officers. Each indemnification agreement provides that we will indemnify such person against certain liabilities (including settlements) and expenses actually and reasonably incurred by him or her in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by us or in our right) to which he or she is, or is threatened to be, made a party by reason of his or her status as a director, officer or agent, provided that such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by us or in our right, a director or executive officer will also be indemnified, to the extent not prohibited by applicable law, against expenses and amounts paid in settlement, and certain liabilities if so determined by a court of competent jurisdiction, actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests.

EMPLOYMENT AGREEMENTS

         Effective September 1, 1998, we entered into employment agreements with each of Edward J. Lawson, the Company's President, and Michele V. Lawson, the Treasurer. Effective June 10, 2003, we entered into an employment agreement with Richard A. Widdicombe, Chief Executive Officer. Each employment agreement has a "rolling" two-year term, so that at all times the remaining term of the agreement is two years. The employment agreements provide for annual salaries initially set at $156,000 for Mr. Lawson, $137,800 for Mr. Widdicombe, and $78,000 for Mrs. Lawson, and such bonuses and increases as may be awarded by the Board of Directors. Mr. Widdicombe receives a monthly car allowance in the amount of $600.

         Each employment agreement provides that the executive officer will continue to receive his salary for a period of two years after the termination of employment, if his or her employment is terminated for any reason other than death, disability or Cause (as defined in the employment agreement), or for a period of two years after termination of the agreement as a result of his or her disability and a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination, and the executive officer's estate will receive a lump sum payment equal to two year's salary plus a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination by reason of his death. Each employment agreement also prohibits the executive officer from directly or indirectly competing with us for one year after termination for any reason except a termination without Cause. If a Change of Control (as defined in the employment agreement) occurs, the employment agreement provides for the continued employment of the executive officer for a period of two years following the Change of Control. In addition, following the Change of Control, if the executive officer's employment is terminated by the Company other than for Cause or by reason of his death or disability, or by the executive officer for certain specified reasons (such as a reduction of compensation or a diminution of duties), he or she will receive a lump sum cash payment equal to 299% of the cash compensation received by him or her during the 12 calendar months prior to such termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Edward J. Lawson, the Company's President, served as a member of the Compensation Committee, but resigned during the second quarter of 2003.

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the dollar change in the cumulative total shareholder return on the Company's Common Stock for the period beginning on November 5, 1998 and ending on December 31, 2003 as compared to the cumulative total return of the Nasdaq Stock Market Index and the cumulative total return of the Nasdaq Insurance Index. The graph depicts the value based on the assumption of a $100 investment with all dividends reinvested.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*

                                                                                 PERIOD ENDING
                                                         ------------------------------------------------------------------
INDEX                                                    12/31/98    12/31/99   12/31/00    12/31/01   12/31/02    12/31/03
----------------------------------------------------------------------------------------------------------------------------
21st Century Holding Company                               100.00       58.93      43.10       46.59     204.82      346.25
NASDAQ - Total US                                          100.00      185.95     113.19       89.65      61.67       92.90
NASDAQ Insurance Index*                                    100.00       77.56      97.40      104.39     105.21      130.03
SNL Property & Casualty Insurance Index                    100.00       74.35     106.63      106.40      99.80      123.48

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2004. Used with permission. All rights reserved. crsp.com

Graph and index values provided by: SNL FINANCIAL LC, CHARLOTTESVILLE, VA (434) 977-1600 (C)2004. Used with permission. All rights reserved.


                                [OBJECT OMITTED]

Note: The stock price performance shown on the graph above is not necessarily indicative of future price performance.

                              CERTAIN TRANSACTIONS

TRANSACTIONS

         Bruce Simberg, a director, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg, Ganon, Krevans & Abel, P.A., which renders legal services to the Company. In 2003 and 2002, the Company paid legal fees to Conroy, Simberg, Ganon, Krevans & Abel, P.A. for services rendered in the amount of $219,293 and $266,000, respectively.

         In September 2002 Carl Dorf, a director, who is also on the Investment Committee, began to oversee an investment account for us. Commission fees paid to this director in 2003 totaled $7,500. This oversight arrangement was terminated in March 2003.

APPROVAL OF AFFILIATED TRANSACTIONS

         We have adopted a policy that any transactions between the Company and executive officers, directors, principal shareholders or their affiliates take place on an arms-length basis and require the approval of a majority of our independent directors. We believe that the transaction with Conroy, Simberg, Ganon, Krevans & Abel, P.A. is on terms at least as favorable as those which we could secure from a non-affiliated third party.

      PROPOSAL TWO: APPROVAL OF THE POSSIBLE ISSUANCE OF 20% OR MORE OF THE
       COMPANY'S COMMON STOCK IN CONNECTION WITH THE SECURITIES ISSUED IN
                    THE COMPANY'S JULY 2003 PRIVATE PLACEMENT

         Pursuant to Nasdaq rules, we are required to submit for approval by our shareholders any issuance of Common Stock in connection with a transaction involving the potential issuance of 20% or more of our Common Stock outstanding immediately before the transaction.

         On July 31, 2003, we completed a private placement of our 6% Senior Subordinated Notes, which were offered and sold to accredited investors as units consisting of one note with a principal amount of $1,000 and one warrant to purchase one-half of one share of our Common Stock. We sold an aggregate of $7.5 million of notes in this placement, which resulted in proceeds (net of placement agent fees of $451,000 and offering expenses of $111,000) of approximately $6.9 million. The net proceeds were utilized to increase the surplus of our insurance subsidiaries in order to allow these subsidiaries to expand their business in the areas of property insurance and general liability insurance.

         The notes pay interest at the annual rate of 6%, are subordinated to senior debt, and mature on July 31, 2006. Quarterly payments of principal and interest due on the notes may be made in cash or, at our option, in shares of our Common Stock. If paid in shares of Common Stock, the number of shares to be issued is determined by dividing the payment due by 95% of the weighted-average volume price for the Common Stock on Nasdaq as reported by Bloomberg Financial Markets for the 20 consecutive trading days preceding the payment date. We paid the October 2003 and January 2004 quarterly principal and interest payments by issuing 41,195 shares and 36,009 shares, respectively, of our Common Stock to the holders of the notes.

         We issued warrants to purchase shares of our Common Stock to the purchasers of the notes and to the placement agent in the offering, J. Giordano Securities, LLC. Each warrant entitles the holder to purchase one-half of one share of our Common Stock. The total number of shares issuable upon exercise of these warrants was determined after the expiration of 60 consecutive trading days following July 31, 2003, which was the date of closing of the offering. The number of shares issuable upon exercise of the warrants issued to purchasers equals 377,112. The number of shares issuable upon exercise of the warrants issued to the placement equals 31,388. The exercise price of the warrants is $19.1153 per whole share.

         The terms of the warrants provide for anti-dilution adjustments to the exercise price and the number of shares issuable thereunder upon the occurrence of certain events typical for private offerings of this type. The warrants will be exercisable until July 31, 2006. The warrants may be redeemed, in whole or in part, at any time or from time to time, at our sole option, commencing a year from July 31, 2003 at a redemption price of $0.01 per whole share underlying the warrants to be redeemed; provided, however, that before any such call for redemption of the warrants may occur, the weighted-average volume price for our Common Stock quoted on Nasdaq shall have been, for 20 consecutive trading days ending not more than 10 days prior to the notice of redemption, more than 150% of the exercise price, as such may be adjusted from time to time. Redemption of the warrants may only occur upon 30 days' prior written notice to the holder, such notice to include certification of the trading price of our Common Stock on Nasdaq as reported by Bloomberg.

         Under the terms of the notes, the number of shares that would be issued to pay the quarterly principal and interest due is determined based on the market prices of our Common Stock prior to each quarterly payment date, and therefore it is not possible to determine precisely the number of shares that ultimately may be issued by us. Our ability to pay the principal and interest in shares rather than cash enables us to conserve our cash reserves and deploy them as needed to fund our operations. In addition, the anti-dilution adjustments to the warrants may require us to issue an indeterminate number of additional shares of Common Stock. The terms of the notes and the warrants provide that we will not issue shares to pay principal and interest on the notes or make anti-dilution adjustments to the warrants in violation of the Nasdaq rule described above. Nevertheless, the Board of Directors desires to obtain shareholder approval should we decide that payment of principal and interest in shares of Common Stock rather than cash is in the best interests of 21st Century and our shareholders, or should the anti-dilution provisions of the warrants be triggered, and the issuances in the aggregate would total more than 20% of our Common Stock outstanding before the sale of the notes.

         The Board of Directors recommends that shareholders authorize the potential issuance of 20% or more of our Common Stock in connection with the private placement described above. If the shareholders do not authorize this issuance, the transactions will, nonetheless, be valid. We may, however, be in violation of the Nasdaq requirements described above, which could be cited by Nasdaq as a basis for delisting our shares from Nasdaq.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. THE APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES CAST ON THE PROPOSAL IN PERSON OR BY PROXY.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                   HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

         As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

         We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Chief Financial Officer by phone at (954) 581-9993 or by mail to the Chief Financial Officer, 4161 NW 5th Street, Suite 200, Plantation, Florida 33317.

         Shareholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact the Chief Financial Officer by phone at (954) 581-9993 or by mail to the Chief Financial Officer, 4161 NW 5th Street, Suite 200, Plantation, Florida 33317 to request multiple copies of the Proxy Statement in the future.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the proxy statement for our 2005 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive office no later than January 13, 2005.

         Shareholder proposals intended to be presented at, but not included in the proxy materials for that meeting must be received by us no later than March 23, 2005, at our principal executive offices; otherwise, such proposals will be subject to the grant of discretionary authority contained in the form of proxy to vote on them.


                                     By Order of the Board of Directors

                                     JAMES A. EPSTEIN, Secretary
Plantation, Florida
May 3, 2004

                          21ST CENTURY HOLDING COMPANY

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 8, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          21ST CENTURY HOLDING COMPANY

         The undersigned hereby appoints Edward J. Lawson and Michele V. Lawson, as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share, of 21st Century Holding Company (the "Company") held of record by the undersigned on April 15, 2004 at the Annual Meeting of Shareholders to be held on June 8, 2004 or any adjournments or postponements thereof.

PROPOSAL 1.  ELECTION OF DIRECTORS

[ ]      FOR ALL THE NOMINEES LISTED BELOW
[ ] WITHHOLD AUTHORITY (except as marked to the contrary below) TO VOTE FOR ALL NOMINEES LISTED BELOW.


                  Edward J. Lawson                   Richard A. Widdicombe


(INSTRUCTION: To withhold authority for any individual nominees, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

PROPOSAL 2. APPROVAL OF THE POSSIBLE ISSUANCE OF 20% OR MORE OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE SECURITIES ISSUED IN THE COMPANY'S JULY 2003 PRIVATE PLACEMENT

[  ] For                   [  ] Against                [  ] Abstain

         In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

                               Dated:                                , 2004
                                      -------------------------------


                               --------------------------------------------
                               (Signature)


                               --------------------------------------------
                               (Signature)

                                                                PLEASE SIGN HERE

         Please date this proxy and sign your name exactly as it appears hereon.

                           Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

           PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
                          NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   Appendix A
June 2003
                          21ST CENTURY HOLDING COMPANY
                             AUDIT COMMTTEE CHARTER


PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of 21st Century Holding Company (the "Company"), (2) the independent accountants' qualifications and independence, (3) the performance of the Company's internal audit function and independent accountants, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy materials.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission and the rules and regulations of the Nasdaq Stock Market, Inc. At least one member of the Audit Committee shall be a "financial expert" as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board and may be replaced by the Board.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent accountants in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the independent accountants. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent accountants' review of the quarterly financial statements.

3. Discuss with management and the independent accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent accountants on:

         (a) All critical accounting policies and practices to be used, including critical and significant accounting releases.

         (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

         (c) Other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent accountants the effect of regulatory and accounting initiatives as well as off-balance sheet items on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Accountants
------------------------------------------------------------------------

10. Review and evaluate the lead partner of the independent accountants' team.

11. Obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and the Company. Evaluate the qualifications, performance and independence of the independent accountants, including considering whether the accountants' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the accountants' independence, and taking into account the opinions of management and internal auditors.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

14. Meet with the independent accountants prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function
--------------------------------------------------

15.      Review the appointment and replacement of the senior internal auditor.

16. Review the significant reports to management prepared by the internal auditing department and management's responses.

17. Discuss with the independent accountants and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
-------------------------------------

18. Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

19. Obtain reports from management, the Company's internal audit department and the independent accountants that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21. Discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

22. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

                                Appendix B

                          21ST CENTURY HOLDING COMPANY
                          NOMINATING COMMITTEE CHARTER

PURPOSE
The Nominating Committee is appointed by the Board of Directors to:

o        Identify candidates to become board members.

o Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

COMMITTEE MEMBERSHIP
The Committee will be composed entirely of directors who satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market (Nasdaq). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

MEETINGS
The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

COMMITTEE AUTHORITY AND RESPONSIBILITIES
The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will annually evaluate the Committee's own performance. The Committee, to the extent it deems necessary or appropriate, will:
o Identify and evaluate candidates to serve on the Board of Directors, and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which include:
         o Ensuring that the Board of Directors as a whole is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), and local or community ties.
         o Minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially.
         o The Committee will also consider the extent to which the candidate would fill a present need on the Board of Directors.
o Adopt procedures for shareholders to submit recommendations for candidates to the Board of Directors.
o Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.



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